Exhibit 99.1

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the year ended May 31, 2012

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(148,797)	$-	$(148,797)
Adjustments to reconcile net loss to net cash provided by operating activities
Amortization of deferred income	(10,409)	-	(10,409)
Amortization of bond issuance costs and deferred charges	10,897	-	10,897
Depreciation	4,324	-	4,324
Recovery of loan losses	(18,108)	-	(18,108)
Provision for guarantee liability	726	-	726
Results of operations of foreclosed assets	67,497	-	67,497
Derivative forward value	223,774	-	223,774
Changes in operating assets and liabilities:
Accrued interest and other receivables	26,164	-	26,164
Accrued interest payable	(33,042)	-	(33,042)
Other	(3,956)	25,000	21,044

Net cash provided by operating activities	119,070	25,000	144,070

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(6,411,857)	167,156	(6,244,701)
Principal collected on loans	6,654,443	-	6,654,443
Net investment in fixed assets	(18,300)	-	(18,300)
Proceeds from foreclosed assets	39,566	-	39,566
Investments in foreclosed assets	(49,728)	-	(49,728)
Net proceeds from sale of loans	192,156	(192,156)	-
Change in restricted cash	(4)	-	(4)

Net cash provided by investing activities	406,276	(25,000)	381,276

CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments of issuances of short-term debt, net	(73,806)	148,527	74,721
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	411,750	411,750
Repayments of short-term debt with original maturity greater than 90 days	-	(560,277)	(560,277)
Issuance costs for revolving bank lines of credit	(3,672)		(3,672)
Proceeds from issuance of long-term debt, net	2,081,533		2,081,533
Payments for retirement of long-term debt	(2,519,650)	-	(2,519,650)
Proceeds from issuance of members' subordinated certificates	34,325	-	34,325
Payments for retirement of members' subordinated certificates	(102,115)	-	(102,115)
Payments for retirement of patronage capital	(44,409)	-	(44,409)

Net cash used in financing activities	(627,794)	-	(627,794)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(102,448)	-	(102,448)
BEGINNING CASH AND CASH EQUIVALENTS	293,615	-	293,615
ENDING CASH AND CASH EQUIVALENTS	$191,167	$-	$191,167

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the year ended May 31, 2011

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$151,215	$-	$151,215
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of deferred income	(9,079)	-	(9,079)
Amortization of bond issuance costs and deferred charges	16,298	-	16,298
Depreciation	2,231	-	2,231
Recovery of loan losses	(83,010)	-	(83,010)
Recovery of guarantee liability	(673)	-	(673)
Results of operations of foreclosed assets	15,989	-	15,989
Derivative forward value	23,388	-	23,388
Changes in operating assets and liabilities:
Accrued interest and other receivables	19,058	-	19,058
Accrued interest payable	(19,213)	-	(19,213)
Other	6,393	-	6,393

Net cash provided by operating activities	122,597	-	122,597

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(7,764,118)	326,707	(7,437,411)
Principal collected on loans	6,932,195	-	6,932,195
Net investment in fixed assets	(35,343)	-	(35,343)
Proceeds from foreclosed assets	44,884	-	44,884
Investments in foreclosed assets	(133,807)	-	(133,807)
Net proceeds from sale of loans	326,707	(326,707)	-
Investments in equity securities	(24)	-	(24)
Change in restricted cash	8,019	-	8,019

Net cash provided by investing activities	(621,487)	-	(621,487)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuances of short-term debt, net	1,026,140	(134,160)	891,980
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	607,283	607,283
Repayments of short-term debt with original maturity greater than 90 days	-	(473,123)	(473,123)
Issuance costs for revolving bank lines of credit	(4,209)	-	(4,209)
Proceeds from issuance of long-term debt	2,412,703	-	2,412,703
Payments for retirement of long-term debt	(2,988,805)	-	(2,988,805)
Payments for retirement of subordinated deferrable debt	(125,000)	-	(125,000)
Proceeds from issuance of members' subordinated certificates	65,691	-	65,691
Payments for retirement of members' subordinated certificates	(59,824)	-	(59,824)
Payments for retirement of patronage capital	(48,097)	-	(48,097)

Net cash used in financing activities	278,599	-	278,599

NET DECREASE IN CASH AND CASH EQUIVALENTS	(220,291)	-	(220,291)
BEGINNING CASH AND CASH EQUIVALENTS	513,906	-	513,906
ENDING CASH AND CASH EQUIVALENTS	$293,615	$-	$293,615

NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
For the year ended May 31, 2010

	As filed	Adjustment	Corrected
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$110,547	$-	$110,547
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of deferred income	(7,687)	-	(7,687)
Amortization of bond issuance costs and deferred charges	13,011	-	13,011
Depreciation	1,984	-	1,984
Recovery of loan losses	(30,415)	-	(30,415)
Provision for guarantee liability	(5,281)	-	(5,281)
Results of operations of foreclosed assets	5,469	-	5,469
Derivative forward value	(2,696)	-	(2,696)
Changes in operating assets and liabilities:
Accrued interest and other receivables	30,032	-	30,032
Accrued interest payable	(35,530)	-	(35,530)
Other	4,386	-	4,386

Net cash provided by operating activities	83,820	-	83,820

CASH FLOWS FROM INVESTING ACTIVITIES:
Advances made on loans	(6,950,561)	127,855	(6,822,706)
Principal collected on loans	7,672,030	-	7,672,030
Net investment in fixed assets	(14,504)	-	(14,504)
Proceeds from foreclosed assets	1,000	-	1,000
Net proceeds from sale of loans	127,855	(127,855)	-
Investment in equity securities	(11,092)	-	(11,092)
Change in restricted cash	(7,502)	-	(7,502)

Net cash provided by investing activities	817,226	-	817,226

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuances of short-term debt, net	5,957	45,664	51,621
Proceeds from issuances of short-term debt with original maturity greater than 90 days	-	700,716	700,716
Repayments of short-term debt with original maturity greater than 90 days	-	(746,380)	(746,380)
Issuance costs for revolving bank lines of credit	(8,501)	-	(8,501)
Proceeds from issuance of long-term debt	1,714,521	-	1,714,521
Payments for retirement of long-term debt	(2,651,172)	-	(2,651,172)
Proceeds from issuance of members' subordinated certificates	156,197	-	156,197
Payments for retirement of members' subordinated certificates	(69,701)	-	(69,701)
Payments for retirement of patronage capital	(39,440)	-	(39,440)

Net cash used in financing activities	(892,139)	-	(892,139)

NET INCREASE IN CASH AND CASH EQUIVALENTS	8,907	-	8,907
BEGINNING CASH AND CASH EQUIVALENTS	504,999	-	504,999
ENDING CASH AND CASH EQUIVALENTS	$513,906	$-	$513,906